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                                                                   EXHIBIT 10.21
                                                                   -------------

                    INDEPENDENT CONSULTANT SERVICES AGREEMENT
                    -----------------------------------------

This agreement ("Agreement") is made by and between EssTec, Inc., a Nevada corporation ("EssTec"), and Manhattan Capital Partners LLC, a California Corporation ("Consultant") and is effective as of September 1, 2001 ("Effective Date").

1. ENGAGEMENT OF SERVICES. Attached hereto as Exhibit A and incorporated herein by this reference is a description of the services to be provided by Consultant pursuant to the terms of this Agreement ("Consulting Services"). Consultant hereby agrees to utilize his best efforts in performing the Consulting Services.

2. COMPENSATION. The Consultant's compensation for the Consulting Services is set forth in Exhibit B attached hereto and incorporated herein by this reference.

3. INDEPENDENT CONTRACTOR RELATIONSHIP. Consultant's relationship with EssTec is that of an independent contractor, and nothing in this Agreement is intended to, or should be construed to, create a partnership, agency, joint venture or employment relationship. Consultant will not be entitled to any of the benefits that EssTec may make available to its employees, including, but not limited to, group health or life insurance, profit sharing or retirement benefits. Consultant is not authorized to make any representation, contract or commitment on behalf of EssTec unless specifically requested or authorized in writing to do so by a EssTec manager. Consultant is solely responsible for, and will file, on a timely basis, all tax returns and payments required to be filed with, or made to, any federal, state or local tax authority with respect to the performance of services and receipt of fees under this Agreement. Consultant is solely responsible for, and must maintain adequate records of, expenses incurred in the course of performing services under this Agreement. No part of Consultant's compensation will be subject to payroll taxes. EssTec will regularly report amounts paid to Consultant by filing Form 1099-MISC with the Internal Revenue Service.

4.     INTELLECTUAL  PROPERTY  RIGHTS.

4.1.     Disclosure  and  Assignment  of  Intellectual  Property.
         -------------------------------------------------------

4.1.a. Intellectual Property. "Intellectual Property" includes any and all articles, new or useful art, discoveries, improvements, technical developments, know-how, formulae, processes, manufacturing techniques, trade secrets, ideas, or inventions, whether or not patentable and all copyrightable works, designs, maskworks, trademarks, patents, patent applications, artwork and software, that Consultant, solely or jointly with others, makes, conceives or reduces to practice within the scope of Consultant's work for EssTec under this Agreement.

4.1.b.     Disclosure  and  Ownership  of  Intellectual  Property.   Consultant
agrees to make and maintain adequate and current records of all inventions, which records shall be and remain the property of EssTec. Consultant agrees to promptly disclose every invention to EssTec. Consultant hereby assigns and agrees to assign to EssTec or its designee its entire right, title and interest worldwide in all Intellectual Property.

4.1.c. Assistance. Consultant agrees to execute upon EssTec's request a signed transfer of ownership to EssTec for all, inventions and all works subject to copyright protection, including, but not limited to, content articles, computer programs, notes, sketches, drawings and reports. Consultant agrees to assist EssTec in any reasonable manner to obtain and enforce EssTec's benefit patents, copyrights, maskworks, and other property rights in any and all countries, and Consultant agrees to execute, when requested, patent, copyright or similar applications and assignments to EssTec and any other lawful documents deemed necessary by EssTec to carry out the purpose of this Agreement. If called upon to render assistance under this paragraph, Consultant will be entitled to a fair and reasonable fee in addition to reimbursement of authorized

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expenses  incurred  at  the  prior written request of EssTec.  In the event that
EssTec is unable for any reason to secure Consultant's signature to any document required to apply for or execute any patent, copyright, maskwork or other applications with respect to any Intellectual Property (including improvements, renewals, extensions, continuations, divisions or continuations in part thereof), Consultant hereby irrevocably designates and appoints EssTec and its duly authorized officers and agents as its agents and attorneys-in-fact to act for and in its behalf and instead of Consultant, to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights, maskworks or other rights thereon with the same legal force and effect as if executed by Consultant.

4.2.     Confidential  Information.
         -------------------------

4.2.a.     Definition  of  Confidential  Information.     "Confidential
Information" as used in this Agreement shall mean any and all technical and non-technical information and proprietary information, including without limitation, techniques, sketches, drawings, models, Intellectual Property, apparatus, equipment, algorithms, software programs and software source code documents, related to the current, future and proposed products and services of EssTec, its suppliers and customers, EssTec's information concerning research, experimental work, development, design details and specifications, engineering information, financial information, procurement requirements, purchasing and manufacturing information, customer lists, business forecasts, sales and merchandising and marketing plans and information.

4.2.b. Nondisclosure and Nonuse Obligations. Consultant will use the Confidential Information solely to perform Consulting Services for the benefit of EssTec. Consultant agrees that it shall treat all Confidential Information of EssTec with the same degree of care as it accords to its own Confidential Information, and Consultant represents that it exercises reasonable care to protect its own Confidential Information, and Consultant represents that it exercises reasonable care to protect its own Confidential Information. If Consultant is not an individual, Consultant agrees that it shall disclose Confidential Information only to those employees who need to know such information and certifies that such employees have previously agreed, either us a condition of employment, or in order to obtain the Confidential Information, to he bound by terms and conditions substantially similar to those of this Agreement. Consultant agrees not to communicate any information to EssTec in violation of the Proprietary rights of any third party. Consultant will immediately give notice to EssTec of any unauthorized use or disclosure of the Confidential Information. Consultant agrees to assist EssTec in remedying any such unauthorized use or disclosure of the Confidential Information.

4.2.c. Exclusions from Nondisclosure Obligations. Consultant's obligations under Paragraph 4.2(b) ("Nondisclosure") with respect to Confidential Information shall terminate when Consultant can document that: (a) the information was in the public domain at or subsequent to the time it was communicated to Consultant by the disclosing party through no fault of Consultant; (b) the information was rightfully in Consultant's possession free of any obligation of confidence at or subsequent to the time it was communicated to Consultant by the disclosing party; or (c) the information was developed by employees or agents of Consultant independently of and without reference to any information communicated to Consultant by the disclosing party. If Consultant is required to disclose the Confidential Information in response to a valid order by a court or other government body, or as otherwise required by law or as necessary to establish the rights of either party under this Agreement, Consultant agrees to provide EssTec with prompt written notice so as to provide EssTec with a reasonable opportunity to protect such Confidential Information.

4.2.d.     Disclosure  of  Third  Party  Information.  Neither  party  shall communicate any information to the other in violation of the proprietary rights of any third party.

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4.3.     Return  of  EssTec's  Property.     All  materials  (including, without
         ------------------------------
limitation, content articles, source code, documents, drawings, models, apparatus, sketches, designs and lists) furnished to Consultant by EssTec, whether delivered to Consultant by EssTec or made by Consultant in the performance of services under this Agreement (collectively referred to as the "EssTec Property") are the sole and exclusive property of EssTec and/or its suppliers or customers. Consultant agrees to keep all EssTec property at EssTec's premises unless otherwise permitted in writing by EssTec. Consultant agrees to promptly deliver the original and any copies of the EssTec Property to EssTec at any time upon EssTec's request. Upon termination of this Agreement by either party for any reason, Consultant agrees to promptly deliver to EssTec or destroy, at EssTec's option, the original and any copies of the EssTec Property. Within five (5) days after the termination of this Agreement, Consultant agrees to certify in writing that Consultant has so returned or destroyed all such EssTec Property.

4.4.     Observance  of  EssTec  Rules.     At  all  times  while  on  EssTec's
         -----------------------------
premises, Consultant will observe EssTec's rules and regulations with respect to conduct, health and safety and protection of persons and property.

5. NO CONFLICT OF INTEREST. During the term of this Agreement, Consultant will not accept work, enter into a contract, or accept any obligation, inconsistent or incompatible with Consultant's obligations, or the scope of services rendered for EssTec, under this Agreement. Consultant warrants that, to the best of its knowledge, there is no other contract or duty on Consultant's part, which conflicts with or is inconsistent with this Agreement. Consultant agrees to indemnify EssTec from any and all loss or liability incurred by reason of the alleged breach by Consultant of any services agreement with any third party.

6.     TERM  AND  TERMINATION.

6.1.     Term.  This  Agreement  is effective as of the Effective Date set forth
         ----
below.

6.2.     Termination. Either party may terminate this Agreement, with or without
         -----------
cause, at any time upon fifteen (15) days' prior written notice to the other party. In the event of termination, Consultant's stock options shall immediately stop vesting.

6.3.     Survival.  The  rights  and  obligations  contained  in  Sections  4
         --------
("Intellectual Property Rights") and 7 ("Noninterference with Business") will survive any termination or expiration of this Agreement.

7. NONINTERFERENCE WITH BUSINESS. During this Agreement, and for a period of two years immediately following its termination, and for a period of two years immediately following its termination, Consultant agrees not to interfere with the business of EssTec in any manner. By way of example and not of limitation, Consultant agrees not to solicit or induce any employee or independent
Consultant to terminate or breach an employment, contractual or other relationship with EssTec.

8. SUCCESSOR AND ASSIGNS. Consultant may not assign this Agreement or subcontract or otherwise delegate its obligations under this Agreement without EssTec's prior written consent. Subject to the foregoing, this Agreement will be for the benefit of EssTec's successors and assigns, and will be binding on Consultant's assignees.

9. CONSEQUENTIAL DAMAGES. Neither party will be liable to the other for any consequential, special or incidental.

10. NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated: (I) by personal delivery when delivered personally; (ii) by overnight courier upon written verification of receipt; iii) by telecopy or facsimile

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transmission  upon acknowledgment of receipt of electronic transmission; or (iv)
by certified or registered mail, return receipt requested, upon verification of receipt. Notice shall be sent to the addresses set forth above or such other address as either party may specify in writing.

11. GOVERNING LAW. This Agreement shall he governed in all respects by the laws of the United States of America and by the laws of the State of California, excluding California's conflict of law provisions.

12. SEVERABILITY. Should any provisions at this Agreement be held by a court of law to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

13. WAIVER. The waiver by EssTec of a breach of any provision of this Agreement by Consultant shall not operate or be construed as a waiver of any other or subsequent breach by Consultant.

14. INJUNCTIVE RELIEF FOR BREACH. Consultant's obligations under this Agreement are of a unique character that gives them particular value; breach of any of such obligations will result in irreparable and cont8inuing damage to EssTec or which there will be no adequate remedy at law; and, in the event of such breach, EssTec will be entitled to injunctive relief and/or a decree for specific performance, and such other and further relief as may be proper (including monetary damages if appropriate).

15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties relating to this subject matter and supersedes all prior or contemporaneous oral or written agreements concerning such subject matter. The terms of this Agreement will govern all Project Assignments and services undertaken by Consultant for EssTec. This Agreement will govern all Project Assignments and services undertaken by Consultant for EssTec. This Agreement may only be changed by mutual agreement of authorized representatives of the parties in writing.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                              "EssTec"

                              EssTec,  Inc.,
                              a  Nevada  Corporation

                              /s/ Abdul  L  Saquib

                              __________________________
                              By:  Abdul  L  Saquib
                              Its:  VP  Operations



                              "Consultant"
                              /s/ Tariq Khan

                              ____________________________
                              For  Manhattan  Capital  Partners
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                                    EXHIBIT A

                               CONSULTING SERVICES


The Consultant shall perform the following services under its consulting agreement with EssTec dated on the 1st of September, 2001:


ACQUISITION STRATEGY

-     Develop acquisition strategy
- Perform due diligence on potential partners and acquisition targets, ranging from a general assessment of potential partners to detailed due diligence (financial and operations analysis, cultural and strategic direct fit, etc.).
- Close at least one acquisition within one year from the signing of this agreement.

DEVELOP ALLIANCES

-     Develop alliance strategy
- Develop strategic value proposition and positioning documentation for each potential partner.
- Evaluate the proposed structure and consideration for any relationship, and conduct such other analyses and investigations as necessary.
- Close at least one alliance within one year from the signing of this agreement.

BUSINESS DEVELOPMENT

-     Develop business development and marketing strategy.
-     Develop pipeline of prospective customers.
-     Help EssTec in closure of sales.
-     Help EssTec to develop product line and their marketing strategy.
-     Identify markets for the expansion of EssTec's services.
- Develop penetration strategy for these markets, (acquisition, mergers, joint ventures, subsidiaries, etc.)
- Establish EssTec's presence in at least one new market within one year from signing of this agreement.

EQUITY FINANCING

-     Identify potential investors for EssTec.


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                                    EXHIBIT B

                                  COMPENSATION

For services outlined in Exhibit A, above, EssTec shall pay the consultant a compensation outlined below:

- Engagement fee of $ 150,000. The engagement fee is due only upon successful completion of any of the milestones outlined above.

- Monthly retainer of $ 24,000. The monthly retainer will only be in effect after successful raise of $ 5,000,000 in equity financing or $ 1,000,000 in booked revenues thru the efforts of the Consultant.

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